Ex. 10.63


                            DEPOSIT PLEDGE AGREEMENT
                            ------------------------

     THIS AGREEMENT is made as of October 11, 2001 by and between Implant Sciences Corporation, 107 Audubon Road, Wakefield, Massachusetts 01880 ("PLEDGOR") and Citizens Bank of Massachusetts (the "LENDER"), 28 State Street, Boston, Massachusetts 02109.

     In order to induce the Lender to extend credit pursuant to Pledgor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby assigns to the Lender and grants to the Lender a security interest in, and exclusive control over the Collateral as described below. The Collateral is pledged to secure performance of all obligations of the Pledgor to the Lender, direct or indirect, absolute or contingent, now existing or hereafter arising of every kind and description arising out of the Commercial Promissory Note dated January 18, 1998 executed by Pledgor in favor of Lender, Commercial Term Loan, Revolving Loan and Security Agreement dated December 22, 1999 as amended by a Modification Agreement dated October 11, 2001, each between the Lender and the Pledgor and out of the Commercial Promissory Note dated January 18, 1998 executed by Pledgor in favor of Lender.

COLLATERAL:
----------

     The  Collateral  is  Account  No.  maintained  at  Lender.

     The Collateral shall remain in the control or possession of the Lender and shall constitute continuing collateral security for the full payment and performance of the Obligations. Pledgor agrees that so long as any of the Obligations remains outstanding no action of any kind whatsoever may be taken by Pledgor or any other person or entity with respect to any portion of the Collateral without the Lender's written consent. The Lender is hereby authorized and appointed as agent and attorney-in-fact of Pledgor, which appointment is coupled with an interest and shall be irrevocable so long as any of the Obligations remain outstanding, to sign and deliver such documents, endorsements and instruments and to take all such other actions in the name of Pledgor as the Lender may deem necessary or advisable to perfect or preserve its security interest in, and lien on, the collateral.

WAIVERS  BY  GUARANTOR:
----------------------

     Pledgor waives: notice of acceptance hereof, notice of any action taken or omitted by the Lender in reliance hereon, notice of default with respect to any of the Obligations and, to the fullest extent it may effectively do so under applicable law, all defenses which might at any time be available to it.

PLEDGE  UNCONDITIONAL:
---------------------

     This Agreement is the direct, unconditional, absolute and primary obligation of Pledgor, and no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Agreement. This Agreement and the collateral are given to secure payment, and not merely collection of the Obligations.

DEFAULTS  AND  REMEDIES:
-----------------------

     Each of the following shall constitute a default hereunder: any failure by the Pledgor to pay, perform or observe any obligations on its part hereunder or under the aforementioned loan to Pledgor as the case may be beyond any applicable grace period; the service upon the Lender or such facility or branch as trustee, or of any similar writ or process of attachment relating to any deposit or property of Pledgor. Upon the occurrence of any default hereunder, the Lender may apply any Collateral to the satisfaction of any or all of Pledgor's and/or Pledgor's Obligations and pursue any additional rights or remedies available to it under this Agreement, any agreement between the Lender and Pledgor or applicable law.

REPRESENTATIONS  AND  WARRANTIES:
--------------------------------

     Pledgor represents and warrants to the Lender that except for the security interest granted to the Lender hereunder the Collateral is and shall remain free from any adverse lien, security interest or encumbrances in favor of others; it is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; it has full power to enter into and perform this Agreement and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the rights of creditors generally; the execution, delivery and performance of this Agreement will not violate any provisions of any existing law, treaty or regulation applicable to Pledgor or of its Articles of Organization and By-Laws, or other governing documents, or of any order or decree of any court, arbitrator or governmental agency or of any contractual undertaking to which it is a party or by which it may be bound; no consents, licenses, approvals or authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Agreement.

COSTS:
-----

     Pledgor agrees to reimburse the Lender for any out-of-pocket costs or expenses (including without limitation reasonable fees and disbursements of counsel) incurred by the Lender in connection with the preservation or enforcement of its rights or remedies under this Agreement or any agreement between Pledgor and the Lender.

INTERPRETATION,  ETC.:
---------------------

     This Agreement is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No delay on the part of the Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Except as expressly provided herein, no waiver of any of rights and no modification or amendment of this Agreement shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender; each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of Pledgor to the Lender in any other respect or at any other time. The Collateral, this Agreement and the rights and obligations of the Lender and of Pledgor hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is binding upon Pledgor, its successors and assigns and shall inure to the benefit of the Lender and its respective successors or assigns. The headings contained herein are for convenience only and shall not affect the construction hereof.

SUBMISSION  TO  JURISDICTION:
----------------------------

     Pledgor irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement or the Collateral. Pledgor irrevocably waives, to the fullest extent it may effectively do so under applicable law, its right to a trial by jury, and any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Pledgor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any such suit, action or proceeding brought in any court shall be conclusive and binding upon Pledgor and may be enforced in the courts of the United States of America and the Commonwealth of Massachusetts (or any other courts to the jurisdiction of which Pledgor is or may be subject) by a suit upon such judgment, provided that service of process is effected on Pledgor as permitted by law.

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed under seal and delivered as of the date first above written.

WITNESS:                         IMPLANT  SCIENCES  CORPORATION


/s/  David  C.  Volpe            By:  /s/  Anthony  J.  Armini
---------------------                 -------------------------------------
                                      Its:  Chief  Executive  Officer

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                                Date:  10/11/01
                                                                    --------

     Then personally appeared the above-named Anthony J. Armini, of Implant Sciences Corporation and acknowledged the foregoing instrument to be the free act and deed of said corporation before me,

                                   /s/  Carolyn  Connors
                                   ---------------------
                                   Notary  Public
                                   My  commission  expires  2/4/05
                                                            ------